Exhibit 10.1

RICHARDSON ELECTRONICS, LTD.

as the Company

and

BUYERS,

as defined herein

SECURITIES PURCHASE AGREEMENT

Dated as of November 21, 2005

8.0% Convertible Senior Subordinated Notes due 2011

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 21, 2005, by and among Richardson Electronics, Ltd., a Delaware corporation (the “Company”), and the Buyers listed on the Schedule of Buyers attached hereto as Exhibit A (individually, a “Buyer” and, collectively, the “Buyers”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A.           In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Buyers have severally agreed to purchase in the aggregate, Twenty-Five Million United States Dollars ($25,000,000) principal amount of the Company’s 8.0% Convertible Senior Subordinated Notes due 2011 (such Convertible Senior Subordinated Notes, substantially in the form attached as Exhibit A to the Indenture (as defined below), as such form of Note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Notes”), which shall be convertible into shares of the common stock, $0.05 par value per share (the “Common Stock”), of the Company (as converted, the “Conversion Shares”). The Notes will be issued pursuant to an Indenture, dated as of November 21, 2005 (the “Indenture”) by and between the Company and Law Debenture Trust Company of New York, as trustee (the “Trustee”), substantially in the form attached hereto as Exhibit B.

B.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide the Buyers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and applicable state securities laws, on the terms and subject to the conditions set forth therein.

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

SECTION 1.	Purchase and Sale of Notes.

(a)          Purchase of Notes. Subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally and not jointly agrees to purchase from the Company, the respective principal amount of Notes set forth opposite such Buyer’s name on the Schedule of Buyers attached hereto as Exhibit A (the “Closing”). The Company shall issue to each Buyer One Thousand United States Dollars ($1,000) principal amount of the Notes for each One Thousand United States Dollars ($1,000) tendered by each such Buyer.

(b)          The Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Chicago time, on November 21, 2005 or at such other time as the parties may agree,

subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement. The Closing shall occur on the Closing Date at the offices of Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102-2750 or at such other location as the parties may agree.

(c)          Form of Payment. On the Closing Date, (i) each Buyer shall pay the Company for the Notes to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions attached hereto on Schedule A, or through book-entry settlement procedures, as applicable, (ii) the Company shall reimburse each Buyer for its reasonable expenses to the extent required by Section 4(i) of this Agreement, and (iii) the Company shall issue to each Buyer properly authenticated Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) representing the principal amount of Notes which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer; provided, that Notes eligible for services through The Depository Trust Company (“DTC”) shall be issued, countersigned, registered and delivered in global certificate form through the facilities at DTC in such names and denominations as each Buyer shall specify.

SECTION 2.    Buyer’s Representations and WarrantiesEach Buyer represents and warrants to the Company with respect to only itself that as of the date hereof, and as of the Closing Date:

(a)          Investment Purpose. Such Buyer is acquiring the Notes for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Notes or the shares of Common Stock issued upon conversion of the Notes, including any Additional Shares (as defined in the Indenture) and shares of Common Stock issued in payment of the Company Conversion Provisional Payment (as defined in the Indenture) (collectively, the “Conversion Shares” and, together with the Notes, the “Securities”) for any minimum or other specific term and reserves the right to dispose of the Securities at any time; provided, further, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)          Accredited Investor and Qualified Institutional Buyer Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and a “qualified institutional buyer” as that term is defined in Rule 144A(a) under the Securities Act as of the date of this Agreement and was not organized for the specific purpose of acquiring the Securities.

(c)          Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of such Buyer set forth herein and in the applicable Note in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)          Information. Such Buyer acknowledges that it (i) has been furnished with or has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, including a copy of the Confidential Private Placement Memorandum, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering, (iii) has had access to information about the Company and the Subsidiaries (as defined below) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, (iv) can bear the economic risk of a total loss of its investment in the Securities and (v) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company’s representations and warranties contained in this Agreement or any other Transaction Document and the Buyer’s right to rely thereon.

(e)          No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)           Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act. In that connection, such Buyer is aware of Rule 144 and Rule 144A under the Securities Act and the restrictions imposed thereby.

(g)	Legends.

(1)          Such Buyer understands that any certificate evidencing such Notes (and all securities issued in exchange therefor or in substitution thereof, other than Common Stock, if any, issued upon conversion thereof) shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE INITIAL HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY

THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS REGISTRAR (OR ANY SUCCESSOR REGISTRAR, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS REGISTRAR (OR ANY SUCCESSOR REGISTRAR, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

Any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form:

THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY

SUBSIDIARY THEREOF, (B) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (C) IN ACCORDANCE WITH A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(C) ABOVE), IT WILL FURNISH TO LASALLE BANK NATIONAL ASSOCIATION, AS TRANSFER AGENT (OR ANY SUCCESSOR, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE l(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE l(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

Unless issued pursuant to a registration statement declared effective under the Securities Act, each Note or share of Common Stock issued upon conversion of such Note shall bear the legends set forth above, as the case may be, until the earliest of:

(A)	two years after the original issuance date of such Note;

(B)         such Note or Common Stock has been sold (x) pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale) or (y) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (subject to the satisfaction of any requirement to furnish any certification, legal opinion or other information in accordance with the applicable legend and the Indenture); or

(C)         such Common Stock has been issued upon conversion of Notes that have been sold (x) pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale) or (y) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (subject to the satisfaction of any requirement to furnish any certification, legal opinion or other information in accordance with the applicable legend and the Indenture).

(2)          Such Buyer understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding periods under any successor rule), (i) each reference in Sections 2(g)(1) of this Agreement to “two (2) years” or the “two-year period” shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Notes shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

(h)          Authorization; Enforcement; Validity. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Buyer of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Buyer is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Buyer. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Buyer, and when delivered by such Buyer in accordance with terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(i)           Residency. Such Buyer is a resident of that country or state specified in its address on the Schedule of Buyers attached hereto as Exhibit A and is incorporated in the jurisdiction noted on Exhibit A.

(j)           No Conflicts. The execution and performance of this Agreement and the Registration Rights Agreement do not conflict with any agreement to which such Buyer is a party or is bound thereby, any court order or judgment addressed to such Buyer, or the constituent documents of such Buyer except for such conflicts which would not, individually or in the aggregate, have a material adverse effect on such Buyer's authority or ability to perform its obligations under this Agreement or the Resale Registration Rights Agreement.

(k)          Conversion Limitation. (A) Subject to such Buyer’s election on the signature pages hereto to be governed by this Section 2(k)(A), such Buyer hereby agrees that in no event will it convert, and the Company will not honor any conversion request presented to it that requests the conversion of, any of the Notes in excess of the number of such Notes upon the conversion of which (x) the number of shares of Common Stock beneficially owned by such Buyer (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(k)(A)) plus (y) the number of shares of Common Stock issuable upon the conversion of such Notes would be equal to or exceed 9.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion or exercise), it being the intent of the Company and such Buyer that a Buyer electing to be governed by this

Section 2(k)(A) not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). To the extent that the limitation contained in this Section 2(k)(A) applies (and without limiting any rights the Company may otherwise have), the Company may rely on such Buyer’s determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) by such Buyer shall be deemed to be such Buyer’s representation that the Notes specified therein are convertible or exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of such Buyer to convert the Notes at such time as the conversion or exercise thereof will not violate the provisions of this Section 2(k)(A). By written notice to the Company, such Buyer may increase or decrease the maximum percentage stated in this paragraph to any other percentage specified in such notice; provided, that any such increase will not be effective until the sixty first (61st) day after such notice is delivered to the Company and provided further that in no event shall the percentage stated in this paragraph exceed 9.99%. Notwithstanding anything herein this restriction may not be waived by the Company, and notwithstanding anything to the contrary, this Section 2(k)(A) shall not apply to a Buyer unless the Buyer has elected to be governed by this Section by so indicating on the signature page.

(B)             Subject to such Buyer’s election on the signature pages hereto to be governed by this Section 2(k)(B), such Buyer hereby agrees that in no event will it convert, and the Company will not honor any conversion request presented to it that requests the conversion of, any of the Notes in excess of the number of such Notes, upon the conversion of which (x) the number of shares of Common Stock beneficially owned by such Buyer (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this Section 2(k)(B)) plus (y) the number of shares of Common Stock issuable upon the conversion of such Notes would be equal to or exceed 4.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and such Buyer that a Buyer electing to be governed by this Section 2(k)(B) not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 2(k)(B) applies (and without limiting any rights the Company may otherwise have), the Company may rely on such Buyer’s determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) by such Buyer shall be deemed to be such Buyer’s representation that the Notes specified therein are convertible or exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of such Buyer to convert the Notes at such time as the conversion or exercise thereof will not violate the provisions of this Section 2(k)(B). By written notice to the Company, such Buyer may increase or decrease the maximum percentage stated in this paragraph to any other percentage specified in such notice; provided, that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and provided further that in no event shall the percentage stated in this paragraph exceed 4.99%.

Notwithstanding anything herein to the contrary, this restriction may not be waived by the Company, and notwithstanding anything herein to the contrary, this Section 2(k)(B) shall not apply to a Buyer unless the Buyer has elected to be governed by this Section by so indicating on the signature page.

(l)           Additional Acknowledgement. Each Buyer acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Indenture, the Notes and the Registration Rights Agreement, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Buyer, and that it is not acting in concert with any other Buyer in purchasing the Securities offered hereunder. The Buyers have not taken any actions that would cause such Buyers to be deemed as members of a “group” for purposes of Section 13(d) of the Exchange Act.

(m)         General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(n)          Certain Trading Activities. Such Buyer has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Buyer, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that such Buyer was first contacted by the Company or Piper Jaffray (as defined below) regarding an investment in the Company. Such Buyer covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. As used herein, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(o)          Limited Ownership. The purchase by such Buyer of the Securities issuable to it at the Closing will not result in such Buyer (individually or together with any other person with whom such Buyer has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission (as defined below) involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Buyer does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(p)          Acknowledgment Regarding Buyer’s Purchase of Securities. The Buyer acknowledges and agrees that it is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that it is not (i) an officer or director of the Company, (ii) to the knowledge of the Buyer, an “affiliate” of the Company (as defined in Rule 144) or (iii) a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Buyer further acknowledges that no other Buyer is acting as a financial advisor or fiduciary of such Buyer (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Buyer acknowledges and agrees that the Company makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

SECTION 3.    Representations and Warranties of the Company. The Company represents and warrants to each of the Buyers that as of the date hereof:

(a)          Organization and Qualification. The Company and its Subsidiaries (as defined below) are corporations, partnerships or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or organized, and have the requisite corporate, limited liability company or partnership power and authorization to own their properties and to carry on their business as now being conducted except as would not, individually or in the aggregate, have a Material Adverse Effect. Copies of the Company’s Certificate of Incorporation and Bylaws, and all amendments thereto, have been filed as exhibits to the Company’s SEC Documents (as defined in Section 3(f) of this Agreement), are in full effect and have not been modified. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted and proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, prospects, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). “Subsidiary” means any entity in which the Company, directly or indirectly, owns or controls a majority of the ordinary voting power, capital stock or other equity or similar interests and which is required to be set forth in Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended May 28, 2005.

(b)          Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5 of this Agreement) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to issue and sell the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance and repayment of the Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof and the registration for resale of the Registrable Securities (as such term is defined in the Registration Rights Agreement), have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required of the Company’s Board of Directors or shareholders. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c)          Capitalization. Except for any shares issuable upon exercise of options issued pursuant to employee benefit or other plans disclosed in the Company’s SEC Documents, the capitalization of the Company is as described in the Company’s SEC Documents. All of the Company’s outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable and were issued in accordance with applicable federal and state securities laws. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for trading on The NASDAQ National Market (the “Principal Market”). Except for rights created pursuant to the Transaction Documents or as set forth in the SEC Documents, including, without limitation, the financial statements included therein, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances created by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries (other than any such options, warrants, scrip, rights, calls, commitments, securities, understandings and arrangement outstanding under plans disclosed in the SEC Documents); (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no amounts outstanding under, and there will be no amounts due upon termination of, any credit agreement or credit facility; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (viii) the Company does not have any stock appreciation rights or “phantom” stock plans or agreements or any similar plan or agreement; (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole; and (x) the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person or entity the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d)          Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of the applicable Transaction Documents, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof, other than any liens or encumbrances created by or imposed by the Buyers, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. As of the Closing, at least 2,546,072 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(e) of this Agreement) will have been duly authorized and reserved for issuance upon conversion of the Notes. Upon issuance of the Notes in accordance with this Agreement and conversion or issuance in accordance with the terms of the Notes, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, other than any liens or encumbrances created by or imposed by the Buyers, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of each of the Buyers in this Agreement and assuming that Piper Jaffray has not conducted a general solicitation within the meaning of the Securities Act with respect to the Securities, the issuance by the Company of the Securities is exempt from registration under the Securities Act and applicable state securities laws.

(e)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Company’s Certificate of Incorporation or Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect or which have been waived in writing; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except as would not, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any material term of or in default under its Certificate of Incorporation, Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the Securities Act or as required by Blue Sky filings (but only to the extent that such filings may be made after the Closing) and as required pursuant to the terms of the Company’s Amended and Restated Revolving Credit Agreement dated October 29, 2004, as amended (the “Amended and Restated Credit Agreement”), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other person or entity in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and copies of such consents, authorizations, orders, filings and registrations have been delivered to the Buyers. The Company is not in violation of the listing requirements of the Principal Market, and has no actual knowledge of any facts which could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. The Company and its Subsidiaries are not in violation of any covenants or other terms of its outstanding indebtedness for borrowed money, which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there are no facts or circumstances which are reasonably likely to give rise to any of the foregoing events set forth in this paragraph. For purposes of this Agreement, “knowledge of the Company” and similar terms means the actual knowledge of the Chief Executive Officer, the President or the Chief Financial Officer of the Company.

(f)           SEC Documents; Financial Statements. For the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act, (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act applicable to such SEC Document and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. As amended, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements, as amended, have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended. Ernst & Young LLP are independent public accountants as required by the Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents. No other written information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file, any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the Commission under the Exchange Act. Except for the issuance of the Notes contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that is required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company’s financial statements which shall be included in the Registration Statement (as such term is defined in the Registration Rights Agreement).

(g)          Absence of Litigation. Except as disclosed in the section titled “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 28, 2005, there is no action, suit, proceeding, inquiry or investigation (“Material Litigation”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened in writing against the Company or any of its Subsidiaries or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such that would have a Material Adverse Effect. The Company believes it has set aside on its books provisions reasonably adequate for the payment of all judgments, damages, costs, and expenses arising out of its pending Material Litigation and has appropriately accounted for such reserves under GAAP.

(h)          No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

(i)           Intellectual Property Rights. The Company and its Subsidiaries own, possess, license or can acquire or make use of on reasonable terms, adequate rights or licenses to use all trademarks, trade names, trade dress, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, technology licenses, approvals, governmental authorizations, trade secrets, and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted and as currently contemplated to be conducted by them as described in the SEC Documents, except where the failure to currently own or possess Intellectual Property would not have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property rights of others, or of any development of similar or identical trade secrets or technical information by others, except where such infringement would not have a Material Adverse Effect. There is no claim, action or proceeding being made by the Company or its Subsidiaries regarding the Intellectual Property rights of the Company or its Subsidiaries or to the Company’s knowledge, brought or currently threatened against the Company or its Subsidiaries regarding the Intellectual Property rights of or the use of any Intellectual Property by the Company or its Subsidiaries of any third party that, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(j)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commensurate with similarly situated companies engaged in similar businesses as the Company and its Subsidiaries. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue to do business as currently conducted without a significant increase in cost, other than normal increases in the industry.

(k)          Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (the “Permits”), except where the failure to possess such Permits would not have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or material modification of any such Permit.

(l)           Tax Status. The Company and each of its Subsidiaries (i) has filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns are accurate and complete in all material respects, (ii) has paid all taxes and other governmental assessments and charges due with respect to the periods covered by such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books in accordance with GAAP, and (iii) has recorded on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. Except as disclosed in the SEC Documents, there are no unpaid taxes or assessments for tax deficiencies that are individually or in the aggregate material in amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim, and the Company knows of no audits in progress with respect to any tax returns, no extension of time in force with respect to any date on which any tax return was or is to be filed, and no waiver or agreement in force for the extension of time for the assessment or payment of any tax. Except as disclosed in the SEC Documents, all provisions for tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Company’s financial statements and made in accordance with GAAP consistently applied, and all liabilities for taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Closing Date have been adequately disclosed in the Company’s financial statements.

(m)         Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, the laws of the state of its incorporation or the laws of any other state which is applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyers’ ownership, voting or disposition of the Securities.

(n)          Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)          Confidential Private Placement Memorandum. The information supplied by the Company for inclusion or incorporation by reference in the Confidential Private Placement Memorandum dated as of November 18, 2005 (the “Confidential Private Placement Memorandum”) in connection with the Offering does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time prior to the Closing Date, any event with respect to the Company shall occur which is required to be described in the Confidential Private Placement Memorandum in order for the Confidential Private Placement Memorandum not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, such event shall be so described, and an appropriate amendment or supplement shall be prepared by the Company.

(p)          Transactions With Affiliates. Except as disclosed in the SEC Documents, other than the grant of stock options granted pursuant to the Company’s employee benefit or other plans, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than in connection with the provision of services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, such that the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(q)          Brokers and Finders. Except for fees payable to Piper Jaffray & Co., the exclusive placement agent engaged by the Company with respect to the offer and sale of the

Notes (“Piper Jaffray”) as placement agent, no brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(r)           Absence of Certain Changes. Except as disclosed in the SEC Documents available on the EDGAR system, since May 28, 2005, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(s)           No Material Non-Public Information. Except for the issuance of the Securities and the transactions contemplated by this Agreement and the Company’s intended use of the net proceeds from the sale of the Notes (which such information shall be fully disclosed in the Current Report on Form 8-K filed pursuant to Section 4(g)(1) hereof), the Company has not provided the Buyers with, and the Confidential Private Placement Memorandum does not contain, material non-public information.

(t)         Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) to the knowledge of the Company, an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(u)        Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement, the Indenture and the Notes is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(v)        Insolvency. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at each Closing, will not be Insolvent (as defined below). For purposes of this Section 3(v), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total debt, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the

Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(w)	Employee Relations.

(1)          Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(2)          The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(x)        Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects except for such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or except as disclosed in the SEC Documents. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(y)        Environmental Laws. To the knowledge of the Company, the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)         Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law or by the Amended and Restated Credit Agreement) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)       Internal Accounting Controls. Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

(bb)      Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

SECTION 4.	Covenants.

(a)          Obligations. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)          Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Securities as required under Regulation D and to promptly provide a copy thereof to each Buyer. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

(c)          Reporting Status. With a view to making available to the Investors (as that term is defined in the Registration Rights Agreement) the benefits of Rule 144 promulgated under the

Securities Act or any similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company shall: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (3) furnish to each Investor, so long as such Investor owns Registrable Securities (the “Reporting Period”), promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company unless publicly available on the Commission website, (C) the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act, and (D) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

(d)          Use of Proceeds. The Company intends to use the net proceeds from the sale of the Notes as described in the Confidential Private Placement Memorandum.

(e)          Reservation of Shares. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock (the “Reservation Amount”) needed to provide for the issuance of the Conversion Shares upon conversion of all of the Notes without regard to any limitations on conversions.

(f)           Listing. The Company shall promptly use its reasonable best efforts to promptly secure the listing of all of the Conversion Shares upon The NASDAQ National Market or such other national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of the Transaction Documents. So long as any Securities are outstanding, the Company shall maintain the Common Stock’s authorization for quotation or listing on The New York Stock Exchange, Inc., the American Stock Exchange, Inc. or The NASDAQ National Market or Capital Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)          Filing of Form 8-K. By 8:30 a.m. (New York time) on the Business Day following the execution of this Agreement, the Company shall issue press releases disclosing the transactions contemplated hereby, and, if the Closing Date is also the date of this Agreement, the Closing. On the Business Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of this Agreement and the transactions contemplated thereby (and attach as exhibits thereto this Agreement and the exhibits thereto, the Registration Rights Agreement, the form of Note and the form of Indenture). If the Closing Date occurs after the date of this Agreement, by 8:30 a.m. (New York time) on the Business Day following the Closing Date, the Company shall issue a press release disclosing the Closing and file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the trading market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer, or include the name of any Buyer in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or trading market, without the prior written consent of such Buyer, except to the extent such disclosure is required by law or trading market regulations. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are required by law to remain closed.

(h)          Stockholder Approval. In the event that Stockholder Approval is required pursuant to the rules of the Principal Market for the issuance of a number of Conversion Shares greater in the aggregate than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date (the “19.99% Rule”), the Company shall provide each stockholder entitled to vote at the next meeting of stockholders of the Company (the "Stockholders Meeting"), which meeting shall occur on or before ninety (90) days from the date of such determination (the “Stockholders Meeting Deadline”), a proxy statement, which has been previously reviewed by Piper Jaffray, the Buyers and a counsel of their choice, soliciting each such stockholder’s affirmative vote at such stockholder meeting for approval of the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Company shall solicit its stockholders’ approval of such issuance of the Securities. If the required Stockholder Approval is not obtained at the Stockholders Meeting, the Company will call a special meeting of stockholders within 90 days of the Stockholders Meeting (such special meeting, a "Special Meeting") and shall provide each stockholder entitled to vote at the Special Meeting a proxy statement, which has been previously reviewed by Piper Jaffray, the Buyers and a counsel of their choice, soliciting each such stockholder’s affirmative vote for the Stockholder Approval at such Special Meeting. If the Stockholder Approval is not obtained at the Special Meeting, the Company will continue to call special meetings of stockholders every ninety (90) days and solicit the Stockholder Approval at each such meeting, until the Stockholder Approval is obtained.

(i)           Expenses. Subject to Section 9(m) of this Agreement, at the Closing, the Company shall reimburse the Buyers for the Buyers’ reasonable, documented, out-of-pocket expenses incurred in connection with the consummation of the transactions contemplated by this Agreement, up to a maximum of $25,000, which amount shall be paid by the Company to the Buyers concurrently with the Company’s receipt of the Purchase Price at the Closing and shall be allocated pro rata among the Buyers based on the respective principal amount of Notes set forth opposite such Buyer’s name on the Schedule of Buyers attached hereto as Exhibit A.

(j)           Additional Securities. For so long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. The Company shall not issue any other securities if such issuance would be integrated with the issuance of the Securities under this Agreement for purposes of any federal or state securities law or any stock exchange rule.

(k)          Tax Matters. If the Company shall be required to withhold or deduct any tax or other governmental charge from any payment made hereunder or under any Note to any Buyer, then, subject to the last sentence of this Section 4(k), the Company shall pay to such Buyer such additional amounts as are necessary such that such Buyer actually receives the amount such Buyer would have received if no such withholding or deduction had been required. If any Buyer is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a “Non-United States Buyer”), such Buyer shall deliver to the Company either (a) two (2) copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or (b) in the case of a Non-United States Buyer claiming exemption from United States Federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”) with respect to payments of “portfolio interest”, a certificate in form and substance reasonably acceptable to the Company representing that such Non-United States Buyer is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code), together with Internal Revenue Service Form W-8, in all cases such forms and other documents being properly completed and duly executed by such Non-United States Buyer claiming complete exemption from United States Federal withholding tax on payments of interest by the Company (or accruals of original issue discount) under the Notes. Each Buyer that is not otherwise exempt from “back-up withholding” shall deliver to the Company properly completed and duly executed Internal Revenue Service Form W-8 or W-9 indicating that such Buyer is subject to “back-up withholding” for United States Federal income tax purposes. The forms and other documents required to be delivered pursuant to the two preceding sentences shall be delivered within ten (10) days after the Closing Date. The Company shall not be required to pay any additional amounts (x) to any Non-United States Buyer in respect of United States Federal withholding tax or (y) to any Buyer in respect of United States Federal “back-up withholding” tax to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-United States Buyer or Buyer, as the case may be, to comply with the provisions of this Section 4(k).

(l)           Violation of Laws. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(m)         Limits on Additional Issuances. The Company shall not, in any manner, until the later of (i) 180 days after the Closing or (ii) the date on which the Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective by the Commission (the “Effective Date”), issue or sell any Common Stock or rights, warrants or options to subscribe for or purchase Common Stock or any security directly or indirectly convertible into or exchangeable or exercisable for Common Stock (the “Equity Limitation”). The Equity Limitation shall not apply (i) to the issuance of Conversion Shares pursuant to the Notes, (ii) to the issuance of securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, provided such securities, warrants and options are not amended after the date hereof, (iii) if holders representing a majority of the outstanding principal amount of the Notes give their prior written consent to such issuance or sale, (iv) if the issuance is pursuant to employee benefits or other plans approved by the Company’s Board of Directors, (v) to the filing of a Registration Statement on Form S-8, (vi) if the securities are issued for consideration other than cash in connection with a bona fide business acquisition by the Company whether by merger, consolidation, purchase of assets, sale or exchange of stock or otherwise, or (vii) if the issuance is in connection with a (A) commercial banking arrangement, (B) equipment financing, (C) sponsored research, (D) collaboration, (E) technology licensing, (F) development agreement or (G) other strategic partnership; provided, however, that with respect to (C) through (G) hereof, the primary purpose of such transaction is not to raise equity capital.

(n)          CUSIP Numbers. The Company in issuing the Securities shall use “CUSIP” numbers (if then generally in use), and shall use such “CUSIP” numbers in notices to holders as a convenience to holders thereof; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice to such holders and that reliance may be placed only on other identification numbers printed on such Securities, and any such Company action referenced in such notice (including, without limitation, redemption or automatic conversion of Notes) shall not be affected by any defect in or omission of such numbers.

(o)          Nonpublic Information. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide a Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Current Reports on Form 8-K with the Commission pursuant to Section 4(g) hereof without the express written consent of such Buyer; provided, however that the foregoing shall not restrict in any way the distribution of any information to any such Buyer by the Company or its Subsidiaries and its and each of their respective officers, directors, employees and agents (i) as reasonably required by the terms of the Transaction Documents or (ii) in connection with any request by or on behalf of the Company to waive, amend or modify any provision of the Transaction Documents.

(p)          PORTAL Market. The Company will use its best efforts to permit the Notes to be designated securities eligible for trading in The Portal Market in accordance with the rules and regulations adopted by the NASD relating to trading in The Portal Market and to permit the Notes to be eligible for clearance and settlement through the Depository Trust Company.

(q)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Except as provided by the Transaction Documents, each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(r)           Outstanding Common Stock. If a Buyer has elected to be governed by Section 2(k)(A) or Section 2(k)(B), the Company shall, within two Business Days of receipt of a written request from such Buyer, inform such Buyer of the number of shares of Common Stock outstanding as of the most recent practicable date. The Company acknowledges that any Buyer may, in accordance with Rule 13d-1(j) of the Exchange Act, in determining the number of shares of Common Stock outstanding, rely upon information in the Company’s most recent quarterly, annual or current report filed with the Commission.

SECTION 5.   Transfer Agent InstructionsThe Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or their respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by a Buyer to the Company upon conversion of the Notes and in accordance with their respective terms (the “Irrevocable Transfer Agent Instructions”), substantially in the form attached hereto as Exhibit D. Prior to transfer or sale pursuant to a registration statement or Rule 144 under the Securities Act of the Conversion Shares, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company represents and warrants that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Notes, the Indenture and the Registration Rights Agreement. Subject to the Indenture, if a Buyer provides the Company with an opinion of counsel, in form and from counsel reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities has been made without registration under the Securities Act or that the Securities can be sold pursuant to Rule 144(k) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, and provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6.    Conditions to the Company’s Obligation to CloseThe obligation of the Company to issue and sell the Notes to each respective Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Buyer with prior written notice thereof:

(a)          Transaction Documents. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)          Payment of Purchase Price. Such Buyer shall have delivered to the Company the purchase price for the Notes being purchased by such Buyer at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

(c)          Representations and Warranties; Covenants. The representations and warranties of such Buyer shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and such Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d)         Nasdaq Listing. The Conversion Shares shall be listed on the Nasdaq National Market, subject to notice of issuance of the Shares.

SECTION 7.    Conditions to Each Buyer’s Obligation to PurchaseThe several obligations of each Buyer hereunder to purchase its Notes from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)          Transaction Documents. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer. The Trustee shall have executed and delivered the Indenture to the Company.

(b)          No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(c)          Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of this Agreement, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer, Chief Financial Officer or President of the Company, dated as of the Closing Date, to the foregoing effect.

(d)          Opinion of Counsel. The Company shall have delivered to such Buyer the opinion of Bryan Cave LLP, dated as of the Closing Date and addressed to each of the Buyers and to Piper Jaffray, in the form of Exhibit E attached hereto.

(e)          Delivery of Notes. The Company shall have executed and delivered to such Buyer the Notes (in such denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) for the Notes being purchased by such Buyer at the Closing; provided, that Notes eligible for services through DTC shall be issued, countersigned, registered and delivered in global certificate form through the facilities at DTC in such names and denominations as each Buyer shall specify.

(f)           Reservation of Common Stock. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock equal to the Reservation Amount (as defined in Section 4(e) of this Agreement).

(g)          Irrevocable Transfer Agent Instructions. The Company shall have delivered the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, to the Company’s transfer agent.

(h)          Good Standing Certificates. The Company shall have delivered to Piper Jaffray a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Secretary of State of the State of Delaware as of a recent date.

(i)           Secretary’s Certificate. The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Closing Date, certifying as to (i) adoption of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

(j)           Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents and such authorizations, approvals and permits shall be effective as of the Closing Date.

(k)          No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

(l)           No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date, no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business).

(m)       Minimum Offering. The Company shall have confirmed in writing to the Buyers that it will be issuing at least an aggregate of $22,000,000 principal amount of Notes to the Buyers on the Closing Date.

(n)         No Stop Orders. No stop order or suspension of trading shall have been imposed by the Principal Trading Market, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

SECTION 8.	Indemnification.

(a)          Indemnification of Buyers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold Piper Jaffray and the Buyers and their respective directors, officers, shareholders, affiliates, partners, employees and agents (each, an “Indemnitee”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Claims”) that any such Indemnitee may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in this Agreement. In addition to the indemnity contained herein, the Company will reimburse each Indemnitee for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

(b)          Procedures for Indemnification. Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 8, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority in interest of the Securities to which the Claim relates. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim, action and proceeding. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is materially prejudiced in its ability to defend such action.

(c)          Survival of Representations and Warranties; Indemnification Obligations. The representations and warranties of the Buyers and the Company set forth herein and the obligations of the Company under this Section 8 shall survive the transfer of the Securities by the Indemnitees.

SECTION 9.	Miscellaneous.

(a)          Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)          Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)          Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(d)          Entire Agreement. This Agreement, the Registration Rights Agreement, the Indenture and the Notes and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement, the Indenture and the Notes supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(e)          Consents. All consents and other determinations required to be made by Buyers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes; provided that for these purposes any Securities owned directly or indirectly by the Company or any of its affiliates shall be deemed not to be outstanding.

(f)           Amendment and Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Buyers holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares without regard to any limitations on the conversion of the Notes; provided that for theses purposes any Securities owned directly or indirectly by the Company or any of its affiliates shall be deemed not to be outstanding. Notwithstanding the preceding sentence to the contrary: (i) no amendment or waiver of the provisions of Section 9(e) or Section 9(f) of this Agreement shall be effective without the approval of the holders of all outstanding Securities, (ii) no amendment or waiver of the provisions of Section 2, Section 7, Section 8, Section 9(k), Section 9(l) or Section 9(m) of this Agreement shall be effective with respect to any holder of Securities unless it is approved by such holder, and (iii) no amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any holder of any Securities to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is offered on identical terms to all of the holders of such Securities. Notwithstanding anything herein to the contrary, no amendment shall (i) extend the maturity of the Notes, reduce the interest rate, extend the time for payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof or affect any amounts due to any holder or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such amendment, without the consent of the holders of all Notes then outstanding.

(g)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile before 5:00 p.m. (Chicago time); (iii) one (1) Business Day after, when sent by facsimile after 5:00 p.m. (Chicago time), or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Richardson Electronics, Ltd.

40W267 Keslinger Road

LaFox, Illinois 60147-0393

Telephone:	(630) 208-2200
Facsimile:	(603) 208-2550
Attention:	Legal Department

with a copy to:

Bryan Cave LLP

One Metropolitan Square

211 North Broadway, Suite 3600

St. Louis, Missouri 63102-2750

Telephone:	(314) 259-2000
Facsimile:	(314) 259-2020
Attention:	Brendan Johnson, Esq.

If to Piper Jaffray:

Piper Jaffray & Co.

345 California Street, Suite 2100

San Francisco, California 94104

Telephone:	(415) 277-1500
Facsimile:	(415) 984-5121
Attention:	Mr. Eric Alt

with a copy to:

Gibson, Dunn & Crutcher LLP

1050 Connecticut Avenue NW

Washington, DC 20036

Telephone:	(202) 955-8500
Facsimile:	(202) 467-0539
Attention:	Brian Lane, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(h)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)           Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and, to the limited extent provided in Section 8, the Indemnitees, and to the extent provided for in Section 9(l), Piper, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(j)           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(k)          Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns, including any subsequent holders of the Securities and shall inure to the benefit of those persons and, to the extent provided in Section 9(i), the Indemnitees and Piper Jaffray. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Notes including by merger or consolidation, except pursuant to a Change of Control (as defined in the Notes) with respect to which the Company is in compliance with the terms of the Notes. Other than in connection with a sale pursuant to the Registration Rights Agreement, a Buyer may assign some or all of its rights and obligations hereunder without the consent of the Company; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and provided, further, that such assignment shall be in connection with a transfer of all or a portion of the Notes held by such Buyer and subject to the terms and conditions of the Notes.

(l)           Publicity. The Company and Piper Jaffray shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents; provided, however, that neither the Company nor Piper Jaffray shall have the right to issue a press release referring to a Buyer or its affiliates without such Buyer’s prior written consent. Piper Jaffray has the right to describe its services to the Company in connection with the Offering and to reproduce the Company’s name and logo in its advertisements, marketing materials and equity research reports, if any, in the form previously approved by the Company and subject to the prior approval of the Company, which shall not be unreasonably withheld, such additional uses as Piper Jaffray may from time to time request.

(m)         Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the nonbreaching party’s failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party, and any and all funds paid hereunder by the applicable Buyer shall be returned to such Buyer no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 9(m), the Company shall remain obligated to reimburse any nonbreaching Buyer for the expenses described in Section 4(i) of this Agreement.

(n)          Placement Agent. The Company acknowledges that it has engaged Piper Jaffray as placement agent in connection with the sale of the Notes. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(o)          Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

(p)          Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents, or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

“COMPANY”

RICHARDSON ELECTRONICS, LTD.

By:	/s/ Edward J. Richardson
Edward J. Richardson
CEO

[Signatures of Buyers on Following Page]

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

Pandora Select Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Pandora Select Partners, LP
Pandora Select Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Guggenheim Portfolio XXXI, LLC

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  HFR RVA Combined Master Trust

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Whitebox Intermarket Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Intermarket Partners, LP
Whitebox Intermarket Advisors, LLC
Whitebox Advisors, LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Whitebox Diversified Convertible Arbitrage Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Diversified Convertible Arbitrage
Partners, LP
Whitebox Diversified Convertible Arbitrage
Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Whitebox Convertible Arbitrage Partners, LP

(print full legal name of Holder)

By:	/s/ Jonathan Wood
(signature of authorized representative)

Name:	Whitebox Convertible Arbitrage Partners, LP
Whitebox Convertible Arbitrage Advisors LLC
Jonathan Wood
Its:	Chief Financial Officer/Director

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Portside Growth an d Opportunity Fund

(print full legal name of Holder)

By:	/s/ Jeffrey Smith
(signature of authorized representative)

Name:	Jeffrey Smith
Its:	Authorized Signatory

____Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

__v__Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Quattro Multi-Strategy Master Fund LP

(print full legal name of Holder)

By:	/s/ Andrew Kaplan
(signature of authorized representative)

Name:	Andrew Kaplan
Its:	Director

__v__Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  Quattro Fund LTD

(print full legal name of Holder)

By:	/s/ Andrew Kaplan
(signature of authorized representative)

Name:	Andrew Kaplan
Its:	Director

__v__Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(print full legal name of Holder)

By:	/s/ Jerome R. Baier
(signature of authorized representative)

Name:	Jerome R. Baier
Its:	Authorized Representative

__X__ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

__X__ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, for its Group Annuity Separate Account

(print full legal name of Holder)

By:	/s/ Jerome R. Baier
(signature of authorized representative)

Name:	Jerome R. Baier
Its:	Authorized Representative

__X__ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

__X__ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  MERCED PARTNERS LIMITED PARTNERSHIP

By: Global Capital Management , Inc. General Partner

(print full legal name of Holder)

By:	/s/ Daniel J. Kragt
(signature of authorized representative)

Name:	Daniel J. Kragt
Its:	Authorized Signer

_____ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

__X__ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  ELLSWORTH CONVERTIBLE GROWTH

AND INCOME FUND, INC.

(print full legal name of Holder)

By:	/s/ Gary I. Levine
(signature of authorized representative)

Name:	Gary I. Levine
Its:	Executive Vice President

____ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  BANCROFT CONVERTIBLE FUND, INC.

(print full legal name of Holder)

By:	/s/ Gary I. Levine
(signature of authorized representative)

Name:	Gary I. Levine
Its:	Executive Vice President

____ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  BASSO FUND LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

_X_ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  BASSO HOLDINGS LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

_X_ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

  BASSO MULTI-STRATEGY HOLDING FUND LTD.

(print full legal name of Holder)

By:	/s/ Philip Platek
(signature of authorized representative)

Name:	Philip Platek
Its:	Authorized Signatory

_X_ Buyer hereby elects to be subject to the 9.99% conversion limitation set forth in Section 2(k)(A)

____ Buyer hereby elects to be subject to the 4.99% conversion limitation set forth in Section 2(k)(B)

EXHIBIT A

SCHEDULE OF BUYERS

	Name of Buyer Contact Information for Buyer and Jurisdiction of Incorporation of Buyer	Principal Amount of Notes
1.	Whitebox Advisors	$8,000,000
2.	Portside Growth and Opportunity Fund	$6,000,000
3.	The Northwestern Mutual Life Insurance Company	$2,750,000
4.	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	$250,000
5.	Basso Holdings Ltd	$1,900,000
6.	Basso Multi-Strategy Holding Fund Ltd.	$450,000
7.	Basso Fund Ltd.	$150,000
8.	Quattro Fund Ltd.	$2,250,000
9.	Quattro Multi Strategy Master Fund LP	$250,000
10.	Bancroft Convertible Fund, Inc.	$1,000,000
11.	Ellsworth Convertible Growth and Income Fund, Inc.	$1,000,000
12.	Merced Partners Limited Partnership	$1,000,000

EXHIBIT B

FORM OF INDENTURE

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

[_________], 2005

VIA FEDERAL EXPRESS

LaSalle Bank

135 South LaSalle Street

Chicago, Illinois 60603

Attn: [ ___________]

Re:	Reservation of Shares of Common Stock Pursuant to Sale by Richardson Electronics, Ltd., of up to $25,000,000 in Aggregate Principal Amount of 8.0% Convertible Senior Subordinated Notes due 2011

Ladies and Gentlemen:

Richardson Electronics, Ltd., a Delaware corporation (the “Company”), has agreed to sell to the buyers listed on Schedule A hereto (the “Buyers”), on the date hereof, Twenty-Five Million United States Dollars ($25,000,000) in aggregate principal amount of 8.0% Convertible Senior Subordinated Notes due 2011 (the “Notes”), convertible into shares of the common stock, $0.05 par value per share (the “Common Stock”) of the Company pursuant to that certain Securities Purchase Agreement dated as of November 21, 2005, by and among the Company and each Buyer (the “Securities Purchase Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Securities Purchase Agreement.

You are hereby instructed to:

Establish as of the date of this letter a reserve of 2,546,072 shares of Common Stock for issuance to holders of Notes upon conversion of their Notes (the “Conversion Share Reserve”). The Conversion Share Reserve shall be adjusted to appropriately reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

A registration statement on Form S-1 to register the Common Stock issuable out of the Conversion Share Reserve (the “Registration Statement”) will be filed with the Securities and Exchange Commission (the “Commission”) on or before [_________], 2005. We will forward to you copies of the filing promptly after it is declared or deemed effective by the Commission.

Until the Registration Statement is declared effective by the Commission, the certificates evidencing the shares of Common Stock issued out of the Conversion Share Reserve will bear the restrictive legend set forth below:

THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (C) IN ACCORDANCE WITH A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(C) ABOVE), IT WILL FURNISH TO LASALLE BANK NATIONAL ASSOCIATION, AS TRANSFER AGENT (OR ANY SUCCESSOR, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE l(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE l(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

So long as you have previously received (i) an opinion of the Company’s outside counsel (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the Registration Statement covering the resales of the Common Stock) stating that a Registration Statement covering the resales of the Common Stock has been declared effective by the Commission under the Securities Act (the “Opinion”), (ii) a certification from the clearing broker for the Buyers as to the fact that the sale of the Common Stock was made in compliance with the Plan of Distribution set forth in the Registration Statement (the “Broker Certification”), (iii) a copy of the Registration Statement and (iv) confirmation from the

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Company that sales are permitted under the Registration Statement at that time, the certificates representing the Common Stock sold pursuant to the Registration Statement shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

We enclose the following additional documents:

1.	A copy of the Securities Purchase Agreement; and
2.	A capitalization table listing the Buyers and their respective beneficial ownership interests in the shares of Common Stock.

Please be advised that the Buyers have relied upon this instruction letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each of the Buyers is a third party beneficiary to these instructions.

Please sign in the space provided below to evidence your acceptance and acknowledgment of your responsibilities under this letter. Please call me at [( ) ] if you require any further information. Thank you for your assistance.

Very truly yours,

RICHARDSON ELECTRONICS, LTD.

By:

Its:

Acknowledged and Agreed:

LaSalle Bank

By:

Its:

cc:	Mr. Eric Alt (w/o encl.)

Enclosures

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EXHIBIT E

FORM OF COMPANY COUNSEL OPINION TO BE DELIVERED TO PIPER JAFFRAY AND THE BUYERS

1.            Based solely on a recently dated good standing certificate from the Secretary of State of the State of Delaware, the Company is validly existing as a corporation, in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to own, lease and operate its material properties and assets and conduct its business in all material respects as described in the PPM.

2.            Based solely on a recently dated good standing certificate from the Secretary of State of their respective states of incorporation, each of Richardson Electronics Distribution, Inc. and Richardson International, Inc. (each, a “Subsidiary”) is validly existing as a corporation, in good standing under the laws of such state. Each Subsidiary has all requisite corporate power to own, lease and operate its material assets and conduct its business as described in the PPM.

3.            The execution and delivery of each of the Transaction Documents and the consummation by the Company of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company.

4.            Each of the Transaction Documents (other than the Notes, which are addressed in paragraph 6 below) has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.            The execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of its obligations thereunder do not result in (a) any violation by the Company of (i) the provisions of its certificate of incorporation or bylaws, (ii) any provision of applicable law that we, based on our experience, recognize as applicable to the Company in a transaction of this type (other than federal and state securities and blue sky laws, as to which we express no opinion other than as expressly set forth in paragraph 9 below), or (iii) to our knowledge, any order, writ, judgment or decree of any federal or New York State court or governmental authority or regulatory body having jurisdiction over the Company or any of its material properties, or (b) a breach or default of any material agreement, contract or instrument known to us to which the Company is a party or by which it is bound. For purposes of the foregoing, we have assumed that the only material agreements, contracts or instruments to which the Company is a party or by which it is bound are those listed as exhibits to the Company’s most recent Annual Report on Form 10-K, any quarterly report on Form 10-Q filed since such annual report and any current report on Form 8-K filed since such annual report.

6.            The Notes to be issued pursuant to the Purchase Agreement have been duly authorized for issuance to the Buyers and when duly executed, authenticated, issued and delivered to the Buyers in exchange for payment thereof in accordance with the terms of Purchase Agreement and the Indenture will constitute the valid and binding obligation of the

Company, enforceable against the Company in accordance with its terms and, to our knowledge, will be free of preemptive rights.

7.            The Conversion Shares to be issued upon conversion of the Notes have been duly authorized and reserved for issuance and, upon the execution, authentication, issuance and delivery of the Notes in exchange for payment thereof in accordance with the terms of the Purchase Agreement and the conversion of the Notes and delivery of the Conversion Shares in accordance with the terms of the Notes and the Indenture, without regard to the anti-dilution provisions of the Notes, and assuming any additional Conversion Shares which are issuable based on such anti-dilution provisions have been duly reserved for issuance by the Company, the Conversion Shares will be validly issued, fully paid and nonassessable and, to our knowledge, will be free of preemptive rights.

8.            No consent, approval, authorization or other action by any federal or New York State governmental authority that we, based on our experience, recognize as applicable to the Company in a transaction of the type contemplated by the Transaction Documents is required for the due execution, delivery and consummation by the Company of the Transaction Documents, except (i) as would not reasonably be expected to have a Material Adverse Effect, (ii) as would not adversely affect the rights and remedies of holders of the Notes, or (iii) for the filings and other actions required pursuant to federal and state securities or blue sky laws, as to which we express no opinion other than as set forth in paragraph 9.

9.            Assuming (i) the accuracy of the representations and warranties of the Company and each of the Buyers set forth in the Purchase Agreement, (ii) the due performance by the Company and each of the Buyers of the covenants and agreements set forth in the Purchase Agreement, and (iii) compliance by each of the Buyers with the offering and transfer procedures described in the PPM, based on current published interpretations by the Staff of the SEC, a court should hold that the offer, issuance, sale and delivery of the Notes by the Company to the Buyers under the circumstances contemplated by the Purchase Agreement constitute exempt transactions under the Securities Act and do not under existing law require the registration of the Notes under the Securities Act or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

During the preparation of the PPM, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company and Piper Jaffray & Co. and its representatives, at which conferences the contents of the PPM and related matters were discussed, reviewed and revised. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such contents, and have not made any independent investigation thereof, on the basis of the information which was developed in the course thereof, considered in light of our understanding of applicable law and the experience we have gained through our practice thereunder, this is to advise you that nothing has come to our attention which causes us to believe that, at any time from the date thereof through the date of Closing, the PPM (except as to financial statements and related notes, the projections and other financial, statistical and accounting data and supporting schedules included therein or omitted therefrom, as to which we express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein

2

or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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SCHEDULE A

Company Wire Instructions

Please send all wires to the Company as follows:

Chase

Chicago, Illinois

ABA # 071000013

Acct # 4296338

Swift Code#CHASUS33

Richardson Electronics, Ltd.

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SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule A	Company Wire Instructions

EXHIBITS

Exhibit A	Schedule of Buyers
Exhibit B	Form of Indenture
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Irrevocable Transfer Agent Instructions
Exhibit E	Form of Company Counsel Opinion